Exhibit 99.1

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                                                                       TY
                                                                     LISTED
                                                                      NYSE
Tri-Continental Corporation
           an investment you can live with                     November 30, 2005
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FUND OBJECTIVE
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Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

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PORTFOLIO MANAGEMENT
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Portfolio Managers:
John B. Cunningham and Michael F. McGarry

Investment Team:
Seligman Core Investment Team

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SELIGMAN'S STYLE ANALYSIS
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                                    MANAGEMENT STYLE
                                Value   Blend   Growth
                     -------------------------------------------
           Large                         o
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MARKET CAP Medium
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           Small
                     -------------------------------------------

This style analysis is the opinion of Seligman only and has not been provided by any third party.

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TOP EQUITY HOLDINGS
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Represents 25.2% of net assets.

General Electric

Citigroup

Microsoft

Altria Group

Bank of America

Exxon Mobil

American International Group

International Business Machines

Pfizer

Johnson & Johnson

The Corporation is actively managed, and its holdings are subject to change. Holdings and Portfolio Composition are shown as a percentage of net assets. Portfolio holdings information is available at www.seligman.com.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

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PER SHARE CHARACTERISTICS
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Net Asset Value                                                        $ 22.20

Market Price                                                           $ 18.59

Premium/(Discount)                                                      (16.26)%

Accumulated Realized Capital Loss                                       ($3.02)

Net Unrealized Capital Gain                                            $  0.78

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DISTRIBUTIONS
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Number of Consecutive Years Dividend Paid                                   62

Yield of Portfolio                                                        1.51%

SEC Yield                                                                 1.34%

Five Year Rolling Average Distribution Rate*
  (Includes Dividends and Capital Gains)                                  4.60%

*    As of September 30, 2005.

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HOLDINGS BY SECTOR
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                                   Tri-Continental Corporation  S&P 500
Consumer Discretionary                        9.43%              10.91%

Consumer Staples                             10.01                9.54

Energy                                        5.72                9.26

Financials                                   16.28               21.16

Health Care                                  13.73               12.77

Industrials                                  11.41               11.35

Information Technology                       20.57               15.56

Materials                                     4.48                3.01

Telecommunication Services                    5.38                3.12

Utilities                                     0.00                3.32

Unassigned                                    1.32                0.00

Cash                                          1.67                0.00

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INVESTMENT RESULTS
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Total returns for the periods ended November 30, 2005

                                                                            Average Annual
                                                      -----------------------------------------------------
                      One Month*      Year-to-Date*   One Year    Three Years      Five Years    Ten Years
Net Asset Value         3.45%            2.47%         6.05%         11.52%          (0.44)%      6.83%
Market Price            2.82             2.66          6.37          10.30           (0.99)       7.03
S&P 500                 3.78             4.87          8.44          12.09           (0.64)       9.28

*    Not annualized.

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IMPORTANT PERFORMANCE INFORMATION
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Performance data quoted herein represents past performance. Past performance does not guarantee or indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns for the Fund as of the most recent month-end will be made available at www.tricontinental.com by the seventh business day following that month-end.

The Net Asset Value and Market Price investment results assume the reinvestment of all distributions. The S&P 500 is an unmanaged benchmark that assumes the reinvestment of all distributions and excludes the effect of fees. Investors cannot invest directly in an index.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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                                                                      TY
                                                                    LISTED
                                                                     NYSE
Tri-Continental Corporation
           an investment you can live with                     November 30, 2005
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PORTFOLIO STATISTICS(1)
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Inception                                                             1929

NYSE Symbol                                                             TY

NAV Symbol                                                           XTYCX

Median Market Cap                                            $58.5 billion

Weighted Average Price/
 Earnings Ratio (2005)(2)                                            17.50

Weighted Average Price/
 Book Ratio (2005)(3)                                                  2.7x

Net Investment Assets                                        $ 2.4 billion

(1) Calculations are based upon information provided by FactSet as of 11/30/05 for the securities held in the Corporation.

(2) Price/Earnings Ratio is the "multiple" of earnings at which a stock sells, determined by dividing current stock price by estimated earnings per share, adjusted for stock splits. A higher "multiple" indicates investors have greater expectations for future growth. The weighted average is the mean of the price/earnings ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

(3) Price/Book Ratio is the comparison of a stock's market value to the value of total assets less total liabilities (book value), determined by dividing current stock price by common stockholder equity per share, adjusted for stock splits. The weighted average is the mean of the price/book ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

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FOR MORE INFORMATION
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You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses, and other information about the Fund) may be obtained by calling 800-TRI-1092. The prospectus should be read carefully before investing in the Fund.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

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YEAR-BY-YEAR ANNUAL TOTAL RETURNS
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[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                                                                                  Year-to-Date
                    1995      1996    1997   1998   1999   2000    2001    2002     2003   2004    (11/30/05)
Market Value        28.0%     22.0%  27.9%  26.2%  12.6%  -11.6%   -5.2%  -28.2%    25.2%  13.0%       2.7%
Net Asset Value     30.8%     21.4%  26.6%  25.8%  10.7%   -8.3%  -10.2%  -26.4%    25.8%  13.4%       2.5%

See Important Performance Information on page 1 of this fact sheet.

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GROWTH OF $10,000
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11/30/95 - 11/30/05 (Based on Market Price)

                          [MOUNTAIN LINE GRAPH OMITTED]
$19,725

Excludes the effect of any costs associated with the purchase of shares. See Important Performance Information on page 1 of this fact sheet.

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A WORD ABOUT RISK
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The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. Tri-Continental Corporation is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

There is no guarantee that the Fund's investment goals/objective will be met, and you could lose money.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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CETRI8 11/05
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